UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                   May 2, 2003


                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


            NEW YORK                     0-15502                 13-3238402
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


170 CROSSWAYS PARK DRIVE, WOODBURY, NEW YORK                         11797
  (Address of principal executive offices)                         (Zip Code)


                                 (516) 677-7200
              (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS

           On May 2, 2003, Comverse Technology, Inc. announced an unregistered offering of debt securities. The Press Release issued pursuant to Rule 135c under the Securities Act of 1933, as amended, is filed herewith as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           *99.1 Press Release issued pursuant to Rule 135c under the Securities Act of 1933, as amended.


           --------------
           * Filed herewith



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMVERSE TECHNOLOGY, INC.


Dated: May 2, 2003                  /s/ Kobi Alexander
                                    -----------------------------------------
                                    Name: Kobi Alexander
                                    Title: Chairman of the Board of Directors
                                           and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                                   Description
-----------                                   -----------

  *99.1 Press Release issued pursuant to Rule 135c under the Securities Act of 1933, as amended.



-----------------
* Filed herewith